UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2017

LIBERTY SILVER CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150028	32-0196442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Bay Street, Suite 2702 Toronto, Ontario, Canada	M5H 2Y4
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code: 888-749-4916

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2017, Liberty Silver Corp. (the “Company”) filed an amendment (the “Amendment”) to its Articles of Incorporation to change its name to “Bunker Hill Mining Corp.” to more nearly identify the Company with its principal operating asset. No other changes were affected by the amendment. The Amendment will be effective September 29, 2017.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Amendment was approved by the holders of 13,937,272 shares of common stock, representing 56.27% of the outstanding shares.

Item 9.01 Financial Statements And Exhibits

The following exhibits are filed with this Form 8-K and are incorporated herein by reference:

Exhibit 3.7	●	Articles of Amendment to change corporate name

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY SILVER CORP.

(Registrant)

Date: September 18, 2017	By:	/s/ Bruce Reid
Bruce Reid
Chief Executive Officer